CGM FOCUS FUND
A No-Load Fund

SUMMARY PROSPECTUS
MAY 1, 2016

Ticker Symbol: CGMFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and more information about the Fund online at www.cgmfunds.com. You can also get this information at no cost by calling 800-345-4048 or by sending an email request to staff@cgmfunds.com. The Fund’s prospectus and statement of additional information, each dated May 1, 2016, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Schedule of Fees
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (Load) Imposed on Purchases	None
Maximum sales charge (Load) Imposed on Reinvested Dividends	None
Redemption fee	None
Exchange fee	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.96%
Distribution (12b-1) fees	None
Total other expenses	1.26%
Other expenses	0.17%
Dividend and interest expenses relating to short sales	1.09%
Total annual Fund operating expenses	2.22%

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years:	1	3	5	10
Cost (with or without redemption):	$225	$694	$1,190	$2,554

1 CGM FOCUS FUND MAY 2016 SUMMARY PROSPECTUS ————————————————

Portfolio Turnover
The Fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 268% of the average value of its portfolio.

INVESTMENT STRATEGIES, RISKS, AND PERFORMANCE
Summary of Principal Investment Strategies
The Fund’s investment objective is long term growth of capital. The Fund is non-diversified which allows it to focus on a smaller number of companies, industries and/or sectors. The Fund typically invests in stocks of between 20-100 companies at one time. The Fund is flexibly managed so that it can invest in equity securities in a variety of industries as well as in foreign companies. The Fund may invest in companies of any size, but primarily invests in companies with market capitalizations of more than $5 billion. If market conditions so warrant, the Fund may establish short positions in specific securities or stock indices. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed income securities, including below investment grade debt and/or fixed income securities, commonly referred to as “junk bonds.” The Fund's investment adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.
Summary of Principal Risks
You may lose money if you invest in the Fund. The following is a summary description of certain risks of investing in the Fund:
Non-Diversification Risk. If the Fund invests in larger positions in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers.
Market Risk. You may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market or due to specific conditions that affect particular industries or issuers.
Industry/Sector Exposure Risk. The Fund’s performance could be negatively affected if it invests heavily in an industry or in a sector that performs poorly.
Short Sale Risk. Short sales can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited.
Small and Medium-Sized Companies Risk. The Fund’s investments in small and medium-sized companies involve greater risk than is typically associated with larger, more established companies because these securities may be more volatile and are more likely to have returns that vary significantly from the overall markets.
Fixed Income Investments Risk. Debt and fixed income securities are subject to risks including credit risk (that the obligor may default), interest rate risk (that the value of securities will decline if interest rates increase), prepayment and extension risk (that the obligor will prepay payments due on a security when interest rates decrease or will extend payments when interest rates increase), and maturity risk (that the value of investments with long-term maturities will decline if long-term interest rates increase).
Lower Rated Debt Securities Risk. Lower rated debt securities, including securities commonly referred to as “junk bonds,” are considered risky because the issuers may be more likely to fail to make payments of interest and principal. In addition, the market for lower rated debt securities has, in the past, been more volatile than the markets for other securities and in some cases markets for lower rated debt securities have ceased to function. Lower rated debt securities are also often less liquid than higher rated debt securities.
Foreign Securities Risk. Investments in foreign issuers are subject to risks of possible adverse political and economic developments abroad. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign investments may also involve risks of changes in foreign currency exchange rates.
Management Risk. The Fund is subject to management risk because it is actively managed and the Fund is generally invested in a small number of securities and industries. Factors that may be difficult to predict, like changes in interest rates or securities valuations, may not lead to the results intended by the investment adviser and may have an adverse effect on the value or performance of the Fund.
Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable and/or result in increased expenses to the Fund.
Past Performance
The following total return information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared to the S&P 500 Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 800-345-4048.
During the 10-year period shown in the bar chart, the highest quarterly return was 30.16% for the quarter ended 9/30/07 and the lowest quarterly return was -37.36% for the quarter ended 12/31/08.

Average Annual Total Returns (for the periods ended 12/31/15)
	One Year	Five Years	Ten Years
FUND
Return before taxes	(4.11)%	2.41%	4.54%
Return after taxes on distributions	(4.11)%	2.41%	3.84%
Return after taxes on distributions and sale of Fund shares	(2.33)%	1.86%	3.62%
S&P 500 INDEX
(reflects no deduction for expenses or taxes)	1.38%	12.56%	7.30%
After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

———————————————— CGM FOCUS FUND MAY 2016 SUMMARY PROSPECTUS 2

FUND MANAGEMENT

The Fund’s investment adviser is Capital Growth Management Limited Partnership. Ken Heebner is the portfolio manager and he has managed CGM Focus Fund since its inception in 1997.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans and UGMA/UTMA accounts. Subsequent investments must be at least $50.
You may sell shares of the Fund by sending a written request for a check, wire transfer or Automated Clearing House (“ACH”) redemption to your bank or by making a telephone request (if you have elected this option) for redemption by check, wire transfer or ACH to your bank.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund’s investment adviser may pay the intermediary periodic maintenance fees for establishing and maintaining accounts through which Fund shares are held. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or their personnel to recommend the Fund over another investment. Please contact CGM Funds at 800-345-4048 for more information.

3 CGM FOCUS FUND MAY 2016 SUMMARY PROSPECTUS ————————————————

FOR MORE INFORMATION

CGM Shareholder Services
The CGM Funds
c/o Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266
Call 800-343-5678 for additional information about:

•	Account Procedures

•	Purchases

•	Redemptions

•	Exchanges

CGM Focus Fund
c/o The CGM Funds
38 Newbury St., 8th Fl.
Boston, MA 02116
Call 800-345-4048 for information about:

•	New Account Procedures and Status

•	Prospectus & SAI

•	Annual/Semi-Annual/Quarterly Reports

•	Performance

•	Proxy Voting Policies and Voting Records

•	Other Information about the Fund
For certain forms and additional fund information, please visit us on the web at www.cgmfunds.com.

———————————————— CGM FOCUS FUND MAY 2016 SUMMARY PROSPECTUS 4

FFSP16                         SEC File No. 811-82